     ----------------------------------------------------------------------
     ----------------------------------------------------------------------

                          SUPPLEMENTAL TRUST INDENTURE

                                      FROM

                                      GAS
                                      ----
                              OKLAHOMA   ELECTRIC
                                      AND

                                    COMPANY

                                       TO

                         BOATMEN'S FIRST NATIONAL BANK

                                  OF OKLAHOMA

                                    TRUSTEE

                                   ---------

                             DATED OCTOBER 1, 1995

                                   ---------

                        SUPPLEMENTAL TO TRUST INDENTURE

                             DATED FEBRUARY 1, 1945

     ----------------------------------------------------------------------
     ----------------------------------------------------------------------

                               TABLE OF CONTENTS

                                 --------------

                                                                            PAGE
Parties...................................................................     1
Recitals..................................................................     1
Form of Bond..............................................................     3
Form of Trustee's Certificate.............................................     5
Further Recitals..........................................................     5

                               ARTICLE I.
              SPECIFIC SUBJECTION OF PROPERTY TO THE LIEN
                       OF THE ORIGINAL INDENTURE

SECTION 1.01 --       Grant   of  certain   property,  including  personal
                      property to comply with the Uniform Commercial Code,
                      subject  to  permissible   encumbrances  and   other
                      exceptions contained in Original Indenture..........     6

                               ARTICLE II.
         FORM AND EXECUTION OF BONDS OF SENIOR NOTE SERIES A

SECTION 2.01 --       Terms of bonds of Senior Note Series A..............     7
SECTION 2.02 --       Bonds of Senior Note Series A deemed fully paid upon
                      payment of Senior Notes.............................     8
SECTION 2.03 --       Redemption   provisions   may  be   incorporated  by
                      reference...........................................     8
SECTION 2.04 --       Interchangeability   of   bonds   of   Senior   Note
                      Series A............................................     8
SECTION 2.05 --       Charges for exchange or transfer of bonds...........     8

                                       I

                              ARTICLE III.
         FORM AND EXECUTION OF BONDS OF SENIOR NOTE SERIES B

SECTION 3.01 --       Terms of bonds of Senior Note Series B..............     8
SECTION 3.02 --       Bonds of Senior Note Series B deemed fully paid upon
                      payment of Senior Notes.............................     9
SECTION 3.03 --       Redemption   provisions   may  be   incorporated  by
                      reference...........................................     9
SECTION 3.04 --       Interchangeability   of   bonds   of   Senior   Note
                      Series B............................................     9
SECTION 3.05 --       Charges for exchange or transfer of bonds...........     9

                                                  ARTICLE IV.
    REDEMPTION OF BONDS OF SENIOR NOTE SERIES A AND OF SENIOR NOTE SERIES B

SECTION 4.01 --       Redemption of Bonds.................................    10
SECTION 4.02 --       Sinking Fund for Bonds..............................    10
SECTION 4.03 --       Payment on Redemption...............................    10
SECTION 4.04 --       Other Principal Repayments..........................    10

                                                  ARTICLE V.
         FINANCING STATEMENT TO COMPLY WITH THE UNIFORM COMMERCIAL CODE
SECTION 5.01 --       Names and addresses of debtor and secured party.....    11
SECTION 5.02 --       Property subject to lien............................    11
SECTION 5.03 --       Maturity  dates and principal amounts of obligations
                      secured.............................................    11
SECTION 5.04 --       Financing Statement adopted  for all First  Mortgage
                      Bonds listed in Section 5.03........................    11
SECTION 5.05 --       Recording  data  for  Original  Indenture  and prior
                      Supplemental Indentures.............................    12
SECTION 5.06 --       Financing  Statement  covers  additional  series  of
                      First Mortgage Bonds................................    12

                                       II

                              ARTICLE VI.
                             MISCELLANEOUS

SECTION 6.01 --       Recitals  of fact, except  as stated, are statements
                      of the Company......................................    12
SECTION 6.02 --       Supplemental Trust Indenture  to be  construed as  a
                      part of the Original Indenture......................    12
SECTION 6.03 -- (a)   Trust Indenture Act to control......................    12
                (b)   Severability of provisions contained in Supplemental
                      Trust Indenture and bonds...........................    13
SECTION 6.04 --       Word  "Indenture"  as  used herein  includes  in its
                      meaning the  Original Indenture  and all  indentures
                      supplemental thereto................................    13
SECTION 6.05 --       References  to  either party  in  Supplemental Trust
                      Indenture include successors or assigns.............    13
SECTION 6.06 -- (a)   Provision for execution in counterparts.............    13
                (b)   Table  of  Contents  and  descriptive  headings   of
                      Articles not to affect meaning......................    13
SCHEDULE A................................................................   A-1

                                      III

    SUPPLEMENTAL TRUST INDENTURE, made as of the first day of October 1995 by and between OKLAHOMA GAS AND ELECTRIC COMPANY, a corporation duly organized under the laws of the Territory of Oklahoma and existing under and by virtue of the laws of the State of Oklahoma, having its principal office in the City of Oklahoma City, in said State of Oklahoma (hereinafter sometimes called the "Company"), the party of the first part, and Boatmen's First National Bank of Oklahoma, a national banking association duly organized and existing under the National Banking Laws of the United States of America, having its principal office in the City of Oklahoma City, in the State of Oklahoma, as Trustee, party of the second part:

                                  WITNESSETH:

    WHEREAS, the Company has heretofore executed and delivered its Trust Indenture (hereinafter referred to as the "Original Indenture"), made as of February 1, 1945, whereby the Company granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed unto the trustee under said indenture and to its respective successors in trust (herein the "Trustee"), all property, real, personal and mixed then owned or thereafter acquired or to be acquired by the Company (except as therein excepted from the lien thereof) and subject to the rights reserved by the Company in and by the provisions of the Original Indenture, to be held by said Trustee and its respective successors in trust in accordance with the provisions of the Original Indenture for the equal pro rata benefit and security of all and each of the bonds issued and to be issued thereunder in accordance with the provisions thereof; and

    WHEREAS, The First National Bank and Trust Company of Oklahoma City was formerly the Trustee under the Original Indenture as supplemented; and

    WHEREAS, pursuant to Article XVI of the Original Indenture, Boatmen's First National Bank of Oklahoma has succeeded The First National Bank and Trust
Company of Oklahoma City as Trustee under the Original Indenture, as supplemented; and

    WHEREAS, Section 2.01 of the Original Indenture provides that bonds may be issued thereunder in one or more series, each series to have such distinctive designation as the Board of Directors of the Company may select for such series; and

    WHEREAS, the Company has heretofore issued in accordance with the provisions of the Original Indenture, bonds of a series designated "First Mortgage Bonds, Series due February 1, 1975," bearing interest at the rate of 2 3/4% per annum, which were paid at maturity and are no longer outstanding; and

    WHEREAS, the Company has heretofore executed and delivered to the Trustee the following additional Supplemental Trust Indentures which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the Original Indenture and of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions and agreements of the Original Indenture certain additional covenants, conditions and agreements to be observed by the Company, created the following series of First Mortgage Bonds:

               DATE OF
     SUPPLEMENTAL TRUST INDENTURE                       DESIGNATION OF SERIES
--------------------------------------  ------------------------------------------------------
December 1, 1948......................  Series due December 1, 1978 (redeemed)
June 1, 1949..........................  Series due June 1, 1979 (paid at maturity)
May 1, 1950...........................  Series due May 1, 1980 (paid at maturity)
March 1, 1952.........................  Series due March 1, 1982 (paid at maturity)
June 1, 1955..........................  Series due June 1, 1985 (paid at maturity)
January 1, 1957.......................  Series due January 1, 1987 (paid at maturity)
June 1, 1958..........................  Series due June 1, 1988 (paid at maturity)
March 1, 1963.........................  Series due March 1, 1993 (paid at maturity)
March 1, 1965.........................  Series due March 1, 1995 (paid at maturity)
January 1, 1967.......................  Series due January 1, 1997
January 1, 1968.......................  Series due January 1, 1998
January 1, 1969.......................  Series due January 1, 1999
January 1, 1970.......................  Series due January 1, 2000
January 1, 1972.......................  Series due January 1, 2002
January 1, 1974.......................  Series due January 1, 2004
January 1, 1975.......................  Series due January 1, 2005
January 1, 1976.......................  Series due January 1, 2006
January 1, 1977.......................  Series due January 1, 2007
November 1, 1977......................  Series due November 1, 2007
December 1, 1977......................  Pollution Control Series A (redeemed)
February 1, 1980......................  Series due February 5, 2000 (redeemed)
April 15, 1982........................  Pollution Control Series B (redeemed)
August 15, 1986.......................  Series due August 15, 2016
March 1, 1987.........................  Pollution Control Series C
November 15, 1990.....................  Series due December 1, 2020; and

    WHEREAS, the Company has heretofore executed and delivered to the Trustee a Supplemental Trust Indenture, dated September 14, 1976, and a Supplemental Trust Indenture, dated December 9, 1991, setting forth duly adopted modifications and alterations to the Original Indenture and all Supplemental Trust Indentures thereto; and

    WHEREAS, the Company has agreed to issue $110,000,000 principal amount of its Senior Notes, 7.30% Series due October 15, 2025 (the "Senior Notes due 2025") and $110,000,000 principal amount of its Senior Notes, 6.250% Series due October 15, 2000 (the "Senior Notes due 2000") pursuant to the provisions of the Indenture dated as of October 1, 1995 and all indentures supplemental thereto (the "Senior Note Indenture") between the Company and Boatmen's First National Bank of Oklahoma, as trustee (said trustee or any successor trustee under the Senior Note Indenture being hereinafter referred to as the "Senior Note Trustee"); and

    WHEREAS, in order to secure the Company's obligations to pay principal, premium, if any, and interest on the Senior Notes due 2025, the Senior Notes due 2000 and any other series of notes issued under the Senior Note Indenture prior to the Release Date (as hereinafter defined) (the Senior Notes due 2025, the Senior Notes due 2000 and other notes collectively, the "Senior Notes"), the Company desires to provide for the issuance under the Original Indenture to the Senior Note Trustee of a new series of bonds designated "First Mortgage Bonds, Senior Note Series A", having the same stated rate of interest, interest payment dates, stated maturity date and redemption provisions and in the same aggregate principal amount as the Senior Notes due 2025, and of a new series of bonds designated "First Mortgage Bonds, Senior Note Series B", having the same stated rate of interest, interest payment dates, stated maturity date and redemption provisions and in the same aggregate principal amount as the Senior Notes due 2000, all of such Bonds to be issued as registered bonds without coupons in denominations of a multiple of $1,000 and to be substantially in the form and of the tenor following, to-wit:

       (Form of Bond of Senior Note Series A and of Senior Note Series B)
                       OKLAHOMA GAS AND ELECTRIC COMPANY
                   (Incorporated under the laws of Oklahoma)
                              First Mortgage Bonds
                            Senior Note Series A [B]

This Bond is not transferable except to a successor trustee under the Indenture, dated October 1, 1995, as supplemented, between Oklahoma Gas and Electric Company and Boatmen's First National Bank of Oklahoma, as trustee.

No.                                                                   $

    OKLAHOMA GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the Territory of Oklahoma and existing under and by virtue of the laws of the State of Oklahoma (hereinafter called the Company), for value received, hereby promises to pay to Boatmen's First National Bank of Oklahoma, trustee, under the Indenture dated as of October 1, 1995 (the "Senior Note Indenture") between the Company and Boatmen's First National Bank of Oklahoma or to any successor trustee under the Senior Note Indenture (said trustee and any successor trustee under the Senior Note Indenture being hereinafter referred to as the "Senior Note Trustee"), at the office of Boatmen's First National Bank of Oklahoma, at
Oklahoma City, Oklahoma, the sum of              Dollars in lawful money of  the
United  States of America, on the fifteenth day of                 *, and to pay
interest hereon from the  date hereof at  the rate of           ** per cent  per
annum, in like money, until the principal hereof becomes due and payable, said interest being payable at the office of Boatmen's First National Bank of Oklahoma, at Oklahoma City, Oklahoma, on the fifteenth day of April and on the fifteenth day of October in each year; provided that, as long as there is no existing default in the payment of interest and except for the payment of defaulted interest, the interest payable on any April 15 or October 15 will be paid to the person in whose name this bond was registered at the close of business on the record date (the March 31 prior to such April 15 or the September 30 prior to such October 15 unless any such date is not a business day, in which event it will be the next preceding business day).

    This bond is one of a duly authorized issue of bonds of the Company, known as its First Mortgage Bonds, of the series and designation indicated on the face hereof, which issue of bonds consists, or may consist, of several series of varying denominations, dates and tenors, all issued and to be issued under and equally secured (except insofar as a sinking fund, or similar fund, established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by a

------------------------
 * October 2025 for Bonds of the Senior Note Series A and October 2000 for Bonds of the Senior Note Series B.
** 7.30 per cent for Bonds of the Senior Note Series A and 6.250 per cent for Bonds of the Senior Note Series B.

Trust Indenture dated February 1, 1945, and Supplemental Trust Indentures thereto, dated December 1, 1948, June 1, 1949, May 1, 1950, March 1, 1952, June 1, 1955, January 1, 1957, June 1, 1958, March 1, 1963, March 1, 1965, January 1,
1967, January  1, 1968,  January 1,  1969,  January 1,  1970, January  1,  1972,
January 1, 1974, January 1, 1975, January 1, 1976, September 14, 1976, January 1, 1977, November 1, 1977, December 1, 1977, February 1, 1980, April 15, 1982,
August 15, 1986, March 1, 1987, November 15, 1990, December 9, 1991 and October 1, 1995 (all of which instruments are herein collectively called the Indenture), between the Company and Boatmen's First National Bank of Oklahoma (herein called the Trustee), as successor trustee to The First National Bank and Trust Company of Oklahoma City, to which Indenture reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds as to such security, and the terms and conditions upon which the bonds may be issued under the Indenture and are secured. The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the happening of a completed default as in the Indenture provided.

    The Bonds of this Series are required to be redeemed upon the occurrence of certain events and upon the terms and conditions provided in the Supplemental Trust Indenture dated October 1, 1995.

    The Bonds of this Series are being issued in connection with the issuance pursuant to the Senior Note Indenture of a series of notes designated the %
Senior  Notes, Series  due                            *  (the "Senior  Notes due
                  **"). The Company's obligations to make payments with respect to the principal of, premium and/or interest on the Bonds of this Series shall be fully or partially, as the case may be, satisfied and discharged to the extent that, at the time any such payment shall be due, the then due principal,
premium*** and/or interest on the Senior Notes due                   shall  have
been fully or partially paid or there shall have been deposited with the Senior Note Trustee pursuant to Section 2.12 of the Senior Note Indenture sufficient available funds to fully or partially pay the then due principal of, premium, if
any, and/or interest on the Senior Notes due                   .

    Upon  payment of  the principal  of, premium,  if any,  and interest  on the
Senior Notes due                   **, whether at maturity or prior to  maturity
by redemption*** or otherwise, or upon provision for the payment thereof having been made in accordance with Section 5.01 of the Senior Note Indenture, Bonds of this Series in a principal amount equal to the principal amount of the Senior
Notes  due                     ** so paid or for which provision for payment has
been made shall be deemed fully paid, satisfied and discharged and the obligations of the Company thereunder shall be terminated and such Bonds of this Series shall be surrendered to and cancelled by the Trustee. From and after such time as all bonds (other than Bonds of this Series and bonds of any other series delivered to the Senior Note Trustee pursuant to Section 4.09 of the Senior Note Indenture) have been retired through payment, redemption or otherwise (including those bonds "deemed to be paid" within the meaning of that term as used in
Article X of the Original Indenture) at, before or after the maturity thereof (the "Release Date"), the Bonds of this Series shall be deemed fully paid, satisfied and discharged and the obligations of the Company hereunder and thereunder shall be terminated. On the Release Date, the Bonds of this Series shall be surrendered to and cancelled by the Trustee.

    With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and/or of the holders of the bonds, and/or the terms and provisions of the Indenture and/or of any instruments supplemental thereto, may be modified or altered by affirmative vote of the holders of at least 70% in principal amount of the bonds then

------------------------
  * The 7.30% Series Notes, Series due October 15, 2025 for the Bonds of Senior Note Series A and the 6.250% Senior Notes, Series due October 15, 2000 for the Bonds of Senior Note Series B.
 ** 2025 for the Bonds of Senior Notes Series A and 2000 for the Bonds of Senior
    Note Series B.
*** This reference to premium or to redemption and all subsequent references to premium will be deleted from the Bonds of Senior Note Series B.

outstanding  under  the  Indenture  and  any  instruments  supplemental  thereto
(excluding bonds disqualified from voting by reason of the interest of the Company or of certain related persons therein as provided in the Indenture); provided that no such modification or alteration shall permit the extension of the maturity of the principal of this bond or the reduction in the rate of interest hereon or any other modification in the terms of payment of such principal or interest or the taking of certain other action as more fully set forth in the Indenture, without the consent of the holder hereof.

    No recourse shall be had for the payment of principal of, premium, if any, or interest on this bond, or any part thereof, or of any claim based hereon or in respect hereof or of the Indenture, against any incorporator, or any past, present or future stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or a trustee in bankruptcy, whether by virtue of any constitution, statute, or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.

    This bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been signed by or on behalf of Boatmen's First National Bank of Oklahoma, as Trustee under the Indenture, or its successor thereunder.

    IN WITNESS WHEREOF, OKLAHOMA GAS AND ELECTRIC COMPANY has caused this instrument to be signed in its name by its President or a Vice President or with the facsimile signature of its President, and its corporate seal, or a facsimile thereof, to be hereto affixed and attested by its Secretary or an Assistant Secretary or with the facsimile signature of its Secretary.

Dated:
                               OKLAHOMA GAS AND ELECTRIC COMPANY

                                     By ----------------------------------------
ATTEST:                                            PRESIDENT

-----------------------------
          SECRETARY

                        (Form of Trustee's Certificate)

    This bond is one of the bonds of the series designated therein, described in the within mentioned Indenture.

                               BOATMEN'S FIRST NATIONAL BANK OF
                               OKLAHOMA

                                  By ----------------------------------------
                                             AUTHORIZED SIGNATURE

and

    WHEREAS, the Company is desirous of assigning, conveying, mortgaging, pledging, transferring and setting over unto the Trustee and to its respective successors in trust, additional property acquired by it subsequent to the date of the preparation of the Supplemental Trust Indenture dated November 15, 1990; and

    WHEREAS, Sections 4.01 and 20.03 of the Original Indenture provide in substance that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and of providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Original Indenture and of assigning, conveying, mortgaging, pledging and transferring unto the Trustee additional property of the Company, and for any other purpose not inconsistent with the terms of the Original Indenture; and

    WHEREAS, the execution and delivery of this Supplemental Trust Indenture have been duly authorized by a resolution adopted by the Board of Directors of the Company;

    Now, THEREFORE, THIS INDENTURE WITNESSETH:

    Oklahoma Gas and Electric Company, in consideration of the premises and of one dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and other good and valuable considerations, does hereby covenant and agree to and with Boatmen's First National Bank of Oklahoma, as Trustee, and its successors in the trust under the Indenture for the benefit of those who hold or shall hold the bonds and coupons, or any of them, issued or to be issued thereunder, as follows:

                                   ARTICLE I.

                       SPECIFIC SUBJECTION OF PROPERTY TO

                       THE LIEN OF THE ORIGINAL INDENTURE

    SECTION 1.01. The Company in order to better secure the payment, both of the principal and interest, of all bonds of the Company at any time outstanding under the Indenture, according to their tenor and effect, and the performance of and compliance with the covenants and conditions in the Indenture contained, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto Boatmen's First National Bank of Oklahoma, as Trustee and to its respective successors in said trust forever, subject to the rights reserved by the Company in and by the provisions of the Indenture, all of the property described and mentioned or enumerated in a schedule hereto annexed and marked Schedule A, reference to said schedule being hereby made with the same force and effect as if the same were incorporated herein at length; together with all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, product and profits thereof;

    Also, in order to subject the personal property and chattels of the Company to the lien of the Indenture and to conform with the provisions of the Uniform Commercial Code of the State of Arkansas, all power houses, substations, electric generating plants, including buildings and other structures, transmission and distribution systems, generating apparatus, machinery, engines, boilers, tanks, dynamos, electric machines, regulators, meters, transformers, generators, motors, conduits, cables, wires, poles, crossarms, insulators, switches, capacitors, arrestors, and electrical and mechanical appliances and apparatus; office, shop, garage and other general buildings and structures, furniture and fixtures; and all municipal and other franchises and all leaseholds, licenses, permits, and privileges; all as now owned or hereafter acquired by the Company pursuant to the provisions of the Original Indenture; and

    All the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and every part and parcel thereof;

    Excluding, however, (1) all shares of stock, bonds, notes, evidences of indebtedness and other securities other than such as may be or are required to be deposited from time to time with the Trustee in accordance with the provisions of the Indenture; (2) cash other than such as may be or is required to be deposited from time to time with the Trustee in accordance with the provisions of the Indenture; (3) contracts, claims, bills and accounts receivable and choses in action other than such as may be or are required to be from time to time assigned to the Trustee in accordance with the provisions of the Indenture; (4) motor vehicles; (5) any oil, gas and other minerals under or on lands owned by the Company; (6) any stock of goods, wares and merchandise, equipment, and supplies acquired for the purpose of sale or resale in the usual course of business or for the purpose of consumption in the operation, construction or repair of any of the properties of the Company; and (7) the properties described in Schedule B annexed to the Original Indenture.

    To have and to hold all property, real, personal and mixed, mortgaged, pledged or conveyed by the Company, or intended so to be, unto the Trustee and its successors and assigns forever, subject, however, to permissible encumbrances as defined in Section 1.09 of the Original Indenture and to the further reservations, covenants, conditions, uses and trusts set forth in the Indenture; in trust nevertheless for the same purposes and upon the same conditions as are set forth in the Indenture.

                                  ARTICLE II.

              FORM AND EXECUTION OF BONDS OF SENIOR NOTE SERIES A

    SECTION 2.01. There is hereby created for issuance under the Indenture a series of bonds designated Senior Note Series A, each of which shall bear the descriptive title "First Mortgage Bond, Senior Note Series A" and the form thereof shall contain suitable provisions with respect to the matters hereafter specified in this Section. The bonds of said series shall be substantially of the tenor and purport hereinbefore recited. The bonds of said series shall mature October 15, 2025, and shall be issued as registered bonds without coupons in denominations of $1,000, and any multiple of $1,000 and registered in the name of the Senior Note Trustee. The bonds of said series shall bear interest at the rate of 7.30% per annum payable semi-annually on April 15 and October 15 of each year. The principal and interest shall be payable to the person in whose name such Bond is registered at the office of the Trustee at Oklahoma City, Oklahoma, in lawful money of the United States of America.

    The Company's obligation to make payments with respect to the principal of, premium and/or interest on the Bonds of Senior Note Series A shall be fully or partially, as the case may be, satisfied and discharged to the extent that, at the time that any such payment shall be due, the then due principal of, premium and/or interest on the Senior Notes due 2025 shall have been fully or partially paid or there shall have been deposited with the Senior Note Trustee pursuant to
Section 2.12 of the Senior Note Indenture sufficient available funds to fully or partially pay the then due principal, premium, if any and/or interest on the Senior Notes due 2025. Bonds of Senior Note Series A shall be dated as of the interest payment date next preceding the authentication thereof by the Trustee except that (i) if any such bond shall be authenticated before April 15, 1996, it shall be dated as of October 27, 1995, unless (iii) below is applicable, (ii) if the Company shall at the time of the authentication of a Bond of Senior Note Series A be in default in the payment of interest upon the Bonds of Senior Note Series A, such bonds shall be dated as of the date of the beginning of the period for which such interest is so in default, and (iii) as long as there is no existing default in the payment of interest on the Bonds of Senior Note Series A, if any Bond of Senior Note Series A shall be authenticated after the close of business on any Record Date but on or prior to the interest payment date relating to such Record Date, it shall be dated as of such interest payment date.

    The term "Record Date" as used herein with respect to any interest payment date (April 15 or October 15) for Bonds of Senior Note Series A shall mean the March 31 prior to such April 15 or the September 30 prior to such October 15 unless such March 31 or September 30 shall not be a business day, in which event Record Date shall mean the next preceding business day. The term "business day" as used herein shall mean any day other than a Saturday or a Sunday or a day on which the offices of the Trustee in the City of Oklahoma City, Oklahoma, are closed pursuant to authorization of law.

    SECTION 2.02. Upon payment of the principal of, premium, if any, and/or interest on the Senior Notes due 2025, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Section 5.01 of the Senior Note Indenture, Bonds of Senior Note Series A in a principal amount equal to the principal amount of the Senior Notes due 2025 so paid or for which provision for payment has been made shall be deemed fully paid, satisfied and discharged and the obligations of the Company thereunder shall be terminated and such Bonds of Senior Note Series A shall be surrendered to and cancelled by the Trustee. From and after such time as all bonds (other than Bonds of Senior Note Series A and bonds of any other series delivered to the Senior Note Trustee pursuant to Section 4.09 of the Senior Note Indenture) have been retired through payment, redemption or otherwise (including those bonds "deemed to be paid" within the meaning of that term as used in Article X of the Original Indenture) at, before or after the maturity thereof (the "Release Date"), the Bonds of Senior Note Series A shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the Bonds of Senior Note Series A shall be surrendered to and cancelled by the Trustee.

    SECTION 2.03. The terms and conditions of redemption of the Bonds of Senior Note Series A need not be specified in any Bond of Senior Note Series A if an appropriate reference be made in said Bond to the provisions of this Supplemental Trust Indenture.

    SECTION 2.04. The registered holder of any Bond or Bonds of Senior Note Series A at his option may surrender the same at the office of the Trustee at Oklahoma City, Oklahoma, or elsewhere if authorized by the Company, for cancellation, in exchange for other Bonds of Senior Note Series A of the same aggregate principal amount, bearing interest as provided in Section 2.09 of the Original Indenture. Thereupon, and upon receipt of any payment required under the provisions of Section 2.05 hereof, the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other registered bonds without coupons to such registered holder at its office or at any other place specified as aforesaid.

    SECTION 2.05. No charge shall be made by the Company for any exchange or transfer of Bonds of Senior Note Series A, other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

                                  ARTICLE III.

              FORM AND EXECUTION OF BONDS OF SENIOR NOTE SERIES B

    SECTION 3.01. There is hereby created for issuance under the Indenture a series of bonds designated Senior Note Series B, each of which shall bear the descriptive title "First Mortgage Bond, Senior Note Series B" and the form thereof shall contain suitable provisions with respect to the matters hereafter specified in this Section. The bonds of said series shall be substantially of the tenor and purport hereinbefore recited. The bonds of said series shall mature October 15, 2000, and shall be issued as registered bonds without coupons in denominations of $1,000, and any multiple of $1,000 and registered in the name of the Senior Note Trustee. The bonds of said series shall bear interest at the rate of 6.250% per annum payable semi-annually on April 15 and October 15 of each year. The principal and interest shall be payable to the person in whose name such Bond is registered at the office of the Trustee at Oklahoma City, Oklahoma, in lawful money of the United States of America.

    The Company's obligation to make payments with respect to the principal of and/or interest on the Bonds of Senior Note Series B shall be fully or partially, as the case may be, satisfied and discharged to the extent that, at the time that any such payment shall be due, the then due principal of and/or interest on the Senior Notes due 2000 shall have been fully or partially paid or there shall have been deposited with the Senior Note Trustee pursuant to Section 2.12 of the Senior Note Indenture sufficient available funds to fully or partially pay the then due principal of and/or interest on the Senior Notes due 2000. Bonds of Senior Note Series B shall be dated as of the interest payment date next preceding the authentication thereof by the Trustee except that (i) if any such bond shall be authenticated before April 15, 1996, it shall be dated as of October 27, 1995 unless (iii) below is applicable, (ii) if the Company shall at the time of the authentication of a Bond of Senior Note Series B be in default in the payment of interest upon the Bonds of Senior Note Series B, such bonds shall be dated as of the date of the beginning of the period for which such interest is so in default, and (iii) as long as there is no existing default in the payment of interest on the Bonds of Senior Note Series B, if any Bond of Senior Note Series B shall be authenticated after the close of business on any Record Date but on or prior to the interest payment date relating to such Record Date, it shall be dated as of such interest payment date.

    The term "Record Date" as used herein with respect to any interest payment date (April 15 or October 15) for Bonds of Senior Note Series B shall mean the March 31 prior to such April 15 or the September 30 prior to such October 15 unless such March 31 or September 30 shall not be a business day, in which event Record Date shall mean the next preceding business day. The term "business day" as used herein shall mean any day other than a Saturday or a Sunday or a day on which the offices of the Trustee in the City of Oklahoma City, Oklahoma, are closed pursuant to authorization of law.

    SECTION 3.02. Upon payment of the principal of and/or interest on the Senior Notes due 2000, whether at maturity or prior to maturity, or upon provision for the payment thereof having been made in accordance with Section
5.01 of the Senior Note Indenture, Bonds of Senior Note Series B in a principal amount equal to the principal amount of the Senior Notes due 2000 so paid or for which provision for payment has been made shall be deemed fully paid, satisfied and discharged and the obligations of the Company thereunder shall be terminated and such Bonds of Senior Note Series B shall be surrendered to and cancelled by the Trustee. From and after such time as all bonds (other than Bonds of Senior Note Series B and bonds of any other series delivered to the Senior Note Trustee pursuant to Section 4.09 of the Senior Note Indenture) have been retired through payment, redemption or otherwise (including those bonds "deemed to be paid" within the meaning of that term as used in Article X of the Original Indenture) at, before or after the maturity thereof (the "Release Date"), the Bonds of Senior Note Series B shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the Bonds of Senior Note Series B shall be surrendered to and cancelled by the Trustee.

    SECTION 3.03. The terms and conditions of redemption of the Bonds of Senior Note Series B need not be specified in any Bond of Senior Note Series B if an appropriate reference be made in said Bond to the provisions of this Supplemental Trust Indenture.

    SECTION 3.04. The registered holder of any Bond or Bonds of Senior Note Series B at his option may surrender the same at the office of the Trustee at Oklahoma City, Oklahoma, or elsewhere if authorized by the Company, for cancellation, in exchange for other Bonds of Senior Note Series B of the same aggregate principal amount, bearing interest as provided in Section 2.09 of the Original Indenture. Thereupon, and upon receipt of any payment required under the provisions of Section 3.05 hereof, the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other registered bonds without coupons to such registered holder at its office or at any other place specified as aforesaid.

    SECTION 3.05. No charge shall be made by the Company for any exchange or transfer of Bonds of Senior Note Series B, other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

                                  ARTICLE IV.

     REDEMPTION OF BONDS OF SENIOR NOTE SERIES A OR OF SENIOR NOTE SERIES B

    SECTION 4.01. (a) Upon notice being given of the redemption of all or part of the Senior Notes due 2025 in accordance with the Senior Note Indenture and such Senior Notes becoming due and payable in accordance with such notice of redemption, the Company shall redeem on the redemption date specified in such notice a principal amount of Bonds of Senior Note Series A equal to the principal amount of Senior Notes due 2025 to be redeemed, at a redemption price equal to the principal amount of such Bonds of Senior Note Series A to be redeemed, plus a premium equal to the premium payable on the redemption of such Senior Notes due 2025, plus accrued interest to such redemption date.

    (b) In the event the principal of all Senior Notes is declared due and payable pursuant to Section 8.01(a) of the Senior Note Indenture, the Bonds of Senior Note Series A and the Bonds of Senior Note Series B shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a "Redemption Demand") from the Senior Note Trustee stating that there has been such declaration, stating that it is acting pursuant to the authorization granted by Section 8.01(a) of the Senior Note Indenture, and demanding redemption of all Senior Note First Mortgage Bonds on a date specified in such Redemption Demand (the "Demand Redemption Date"), which date shall not be less than 10 days nor more than 35 days after the date of the Redemption Demand. The Trustee shall, within 3 days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Upon receipt by the Company of such copy of a Redemption Demand, the Bonds of Senior Note Series A and the Bonds of Senior Note Series B shall be redeemed by the Company on the Demand Redemption Date, upon surrender thereof by the Senior Note Trustee to the Trustee, at a redemption price equal to the principal amount thereof, plus accrued interest to the Demand Redemption Date. If a Redemption Demand is rescinded by the Senior Note Trustee by written notice to the Trustee prior to the Demand Redemption Date, the Company shall not be obligated to redeem the Bonds of Senior Note Series A or the Bonds of Senior Note Series B on the Demand Redemption Date; but no such rescission shall extend to or affect any subsequent acceleration of the Senior Notes or impair any right consequent thereon.

    SECTION 4.02. (a) The Company covenants that, for so long as any Bonds of Senior Note Series A are outstanding, it will take appropriate action so that Bonds of Senior Note Series A are not redeemed or purchased pursuant to the Sinking Fund requirement provided for in Article XII of the Original Indenture.

    (b) The Company covenants that, for so long as any Bonds of Senior Note Series B are outstanding, it will take appropriate action so that Bonds of Senior Note Series B are not redeemed or purchased pursuant to the Sinking Fund requirement provided for in Article XII of the Original Indenture.

    SECTION 4.03. Redemption of Bonds of Senior Note Series A or of Bonds of Senior Note Series B shall be effected, without further notice by the Company or the Trustee, by the payment by the Company of the applicable redemption price specified in Section 4.01 hereof at the place specified for payment of the principal of and interest on such bonds.

    SECTION 4.04. (a) The Company covenants and agrees that, prior to the Release Date, it will not take any action (except as required by Section 4.01(b) hereof) that would cause the outstanding principal amount of the Bonds of Senior Note Series A to be less than the then outstanding principal amount of the Senior Notes due 2025.

    (b) The Company covenants and agrees that, prior to the Release Date, it will not take any action (except as required by Section 4.01(b) hereof) that would cause the outstanding principal amount of the Bonds of Senior Note Series B to be less than the then outstanding principal amount of the Senior Notes due 2000.

                                   ARTICLE V.

         FINANCING STATEMENT TO COMPLY WITH THE UNIFORM COMMERCIAL CODE

    SECTION 5.01. The name and address of the debtor and secured party are set forth below:

        Debtor: Oklahoma Gas and Electric Company
                101 North Robinson
                Oklahoma City, Oklahoma 73101-3405

        Secured Party: Boatmen's First National Bank
                       of Oklahoma, Trustee
                       120 North Robinson Avenue
                       Oklahoma City, Oklahoma 73125

    SECTION 5.02. Reference to Article I hereof is made for a description of the property of the debtor covered by this Financing Statement with the same force and effect as if incorporated in this Section at length.

    SECTION 5.03. The maturity dates and respective principal amounts of obligations of the debtor secured and presently to be secured by the Original Indenture and Supplemental Indentures, reference to all of which for the terms and conditions thereof is hereby made with the same force and effect as if incorporated herein at length, are as follows:

                     FIRST MORTGAGE BONDS                         PRINCIPAL AMOUNT
---------------------------------------------------------------  -------------------
Series due January 1, 1997.....................................   $      15,000,000
Series due January 1, 1998.....................................   $      25,000,000
Series due January 1, 1999.....................................   $      12,500,000
Series due January 1, 2000.....................................   $      30,000,000
Series due January 1, 2002.....................................   $      40,000,000
Series due January 1, 2004.....................................   $      75,000,000
Series due January 1, 2005.....................................   $      60,000,000
Series due January 1, 2006.....................................   $      55,000,000
Series due January 1, 2007.....................................   $      75,000,000
Series due November 1, 2007....................................   $      35,000,000
Series due August 15, 2016.....................................   $     100,000,000
Pollution Control Series C.....................................   $      56,000,000
Series due December 1, 2020....................................   $      75,000,000
Senior Note Series A...........................................   $     110,000,000
Senior Note Series B...........................................   $     110,000,000

    SECTION 5.04. This Financing Statement is hereby adopted for all of the First Mortgage Bonds of the series mentioned above secured by the Indenture.

    SECTION 5.05. The Original Indenture and the Supplemental Indentures as set forth below were filed and recorded in each and every County in the States of Oklahoma and Arkansas in which the Company has property:

Original Indenture                             Supplemental Indenture
  Dated February 1, 1945                         Dated March 1, 1952

Supplemental Indenture                         Supplemental Indenture
  Dated December 1, 1948                         Dated June 1, 1955

Supplemental Indenture                         Supplemental Indenture
  Dated June 1, 1949                             Dated January 1, 1957

Supplemental Indenture                         Supplemental Indenture
  Dated May 1, 1950                              Dated June 1, 1958

                         Supplemental Indenture
                          Dated March 1, 1963.

The Supplemental Indenture dated March 1, 1965, the Supplemental Indenture dated January 1, 1967, the Supplemental Indenture dated January 1, 1968, the Supplemental Indenture dated January 1, 1969, the Supplemental Indenture dated January 1, 1970, the Supplemental Indenture dated January 1, 1972, the Supplemental Indenture dated January 1, 1974, the Supplemental Indenture dated January 1, 1975, the Supplemental Indenture dated January 1, 1976, the Supplemental Indenture dated September 14, 1976, the Supplemental Indenture dated January 1, 1977, the Supplemental Indenture dated November 1, 1977, the Supplemental Indenture dated December 1, 1977, the Supplemental Indenture dated February 1, 1980, the Supplemental Indenture dated April 15, 1982, the Supplemental Indenture dated August 15, 1986, the Supplemental Indenture dated March 1, 1987, the Supplemental Indenture dated November 15, 1990 and the Supplemental Indenture dated December 9, 1991, respectively, were each filed as a Public Service Mortgage and recorded as a Real Estate Mortgage with the Secretary of State of the State of Oklahoma at Oklahoma City and were each filed and recorded in each and every county in the State of Arkansas in which the Company has property and were filed with the Secretary of State of the State of Arkansas.

    SECTION 5.06. The property covered by this Financing Statement shall also secure additional series of First Mortgage Bonds of the debtor which may be issued from time to time in the future in accordance with the provisions of the Indenture.

                                  ARTICLE VI.

                                 MISCELLANEOUS

    SECTION 6.01. The recitals of fact herein and in the bonds (except the Trustee's Certificate) shall be taken as statements of the Company and shall not be construed as made by the Trustee. The Trustee makes no representations as to the value of any of the property subjected to the lien of the Indenture, or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby and hereby, or as to the validity of this Supplemental Trust Indenture and the Trustee shall incur no responsibility in respect of such matters.

    SECTION 6.02. This Supplemental Trust Indenture shall be construed in connection with and as a part of the Indenture.

    SECTION 6.03. (a) If any provision of this Supplemental Trust Indenture limits, qualifies, or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939 (as enacted prior to the date of this Supplemental Trust Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provisions shall control.

    (b) In case of any one or more of the provisions contained in this Supplemental Trust Indenture or in the bonds issued hereunder should be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced or disturbed thereby.

    SECTION 6.04. Wherever in this Supplemental Trust Indenture the word "Indenture" is used without either prefix, "Original" or "Supplemental," such word was used intentionally to include in its meaning both the Original Indenture and all indentures supplemental thereto.

    SECTION 6.05. Whenever in this Supplemental Trust Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Trust Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

    SECTION 6.06. (a) This Supplemental Trust Indenture may be simultaneously executed in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

    (b) The Table of Contents and the descriptive headings of the several Articles of this Supplemental Trust Indenture were formulated, used and inserted in this Supplemental Trust Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

    IN WITNESS WHEREOF, OKLAHOMA GAS AND ELECTRIC COMPANY, an Oklahoma corporation, party of the first part, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Trust Indenture to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf, and Boatmen's First National Bank of Oklahoma, a national banking association duly organized under the National Banking Laws of the United States of America, as Trustee, party of the second part, to evidence its acceptance of the trust hereby created, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Trust Indenture to be signed by its President or a Vice President, and attested by a Vice President, for and in its behalf, all done this 24th day of October, A.D. 1995.

                                          OKLAHOMA GAS AND ELECTRIC COMPANY

                                              BY A.M. Strecker, SENIOR VICE
                                              PRESIDENT.
(CORPORATE SEAL)
ATTEST:

IRMA B. ELLIOTT, SECRETARY.

Executed by Oklahoma Gas and
Electric Company in presence of:

Leon Smith, Jr.,

R.R. Rice, WITNESSES.
                                          BOATMEN'S FIRST NATIONAL BANK OF
                                          OKLAHOMA

                                              BY Sue Shipman, VICE PRESIDENT.
(CORPORATE SEAL)
ATTEST:

Philip A. Lewis, VICE PRESIDENT.

Executed by Boatmen's First National Bank of
Oklahoma in presence of:

D.A. Fritz,

C.W. Andrews, WITNESSES.

STATE OF OKLAHOMA.
                       SS:

COUNTY OF OKLAHOMA.

    Before me, a Notary Public in and for said County and State, on this 24th day of October 1995, personally appeared A.M. Strecker, to me known to be the identical person who subscribed the name of Oklahoma Gas and Electric Company, one of the makers thereof, to the foregoing instrument as its Vice President, and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such corporation for the uses and purposes therein set forth.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                               Susie White, NOTARY PUBLIC.

(NOTARIAL SEAL)
My Commission Expires:
October 21, 1999

STATE OF OKLAHOMA.
                       SS:

COUNTY OF OKLAHOMA.

    Before me, a Notary Public in and for said County and State, on this 24th day of October 1995, personally appeared Sue Shipman, to me known to be the identical person who subscribed the name of Boatmen's First National Bank of Oklahoma, one of the makers thereof, to the foregoing instrument as its Vice President, and acknowledged to me that she executed the same as her free and voluntary act and deed and as the free and voluntary act and deed of such national banking association for the uses and purposes therein set forth.

    IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                           Shirley Kay Phinney, NOTARY PUBLIC.

(NOTARIAL SEAL)
My Commission Expires:
March 7, 1998

                                   SCHEDULE A
                                REAL PROPERTIES

                            IN THE STATE OF OKLAHOMA

    The following described real property, situate, lying and being in the County of Cleveland, State of Oklahoma, to-wit:

    (1) All of Lot One (1), Block One (1), PRINCE NO. 1 ADDITION to Norman, Oklahoma, according to the recorded plan thereof, and

        A  tract of  land in  the Northwest Quarter  NW 1/4  of Section Fourteen
       (14), Township Nine (9) North, Range Three (3) West of the Indian Meridian, Cleveland County, Oklahoma, more particularly described as follows: Beginning at a point 415 feet N 00 DEG. 05' 40"W from the Southwest corner of said NW 1/4 for point of beginning: thence N 89 DEG. 36' 00"E a distance of 250 feet; thence N 00 DEG. 05' 40"W a distance of 285 feet; thence S 89 DEG. 36' 00"W a distance of 250 feet; thence S
      00 DEG. 05' 40"E a distance of 285 feet to the point or place of beginning; and

        A tract of land in the NW 1/4 of Section 14, Township 9 North, Range 3 West of the Indian Meridian, Cleveland County, Oklahoma, described as follows: Beginning at a point 700 feet north of the southwest corner of said NW 1/4, thence East 1244.57 feet; thence North 350 feet; thence West 1244.57 feet; thence South 350 feet to the point of beginning, containing 10 acres more or less,

        Subject to roadway dedications, if any, and restrictions, and easements of record, LESS AND EXCEPT all oil, gas and other minerals and mineral rights, not heretofore conveyed of record, which are hereby reserved unto the grantors, their successors and assigns.

    The following described real property, situate, lying and being in the County of Creek, State of Oklahoma, to-wit:

    (1) The West 123.7 feet of Lots Five (5) and Six (6), all of Lots Seven (7) and Eight (8) and the East 92.5 feet of Lots Nine (9) through Thirteen
       (13), all of which are in Reservation A of Drumright's Subdivision of Reservation A and B of Drumright's Amended Addition to Drumright, Oklahoma, being a part of the West Half (W/2) of the South West Quarter (SW/4) of Section Thirty Two (32), Township Eighteen (18) North, Range Seven (7) East, according to the recorded plat thereof. Subject to existing easements and mineral rights previously reserved or conveyed of record.

    The following described real property, situate, lying and being in the County of Garfield, State of Oklahoma, to-wit:

    (1) Tract No. 8, Enid Energy Center, First Section, an Addition to the City of Enid, Oklahoma, according to the recorded plat thereof.

    The following described real property, situate, lying and being in the County of Kay, State of Oklahoma, to-wit:

    (1) The Southwest Quarter of the Northwest Quarter (SW 1/4 NW 1/4) and the South 27.5 acres of the East Half of Northwest Quarter (E 1/2 NW 1/4) of
       Section 8, Township 25 North, Range 2 East, LESS AND EXCEPT all oil, gas, petroleum and other minerals and mineral rights in and under said property.

    The following described real property, situate, lying and being in the County of Murray, State of Oklahoma, to-wit:

    (1) A tract of land commencing 1310 feet West of the Southeast Corner Southwest Quarter; said point being the true point of beginning, thence West a distance of 425 feet; thence North a

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       distance of 433 feet; thence East a distance of 425 feet; thence South  a distance of 433 feet to the true point of beginning, containing 4.23 acres, more or less. Less and except oil, gas, or other minerals that may be running with the property.

    The following described real property, situate, lying and being in the County of Muskogee, State of Oklahoma, to-wit:

    (1) The NE-1/4 and the S-1/2 of Lot 1 (NE-1/4 of NE-1/4) of Section 4, Twp 14N, R18E, Muskogee County, Oklahoma, containing 30 acres more or less.

    The following described real property, situate, lying and being in the County of Oklahoma, State of Oklahoma, to-wit:

    (1) Lot One (1) Block Eight (8) and the north One (1) foot Six (6) inches of Lot Two (2) Block Eight (8) Blue Quail Ridge 1st. Addition on a subdivision of a Part of the Southwest Quarter (SW 1/4), of Section Six
       (6), Township Thirteen (13) North, Range Three (3) West of the Indian Meridian, in the City of Oklahoma, Oklahoma County, Oklahoma.

    The following described real property, situate, lying and being in the County of Pontotoc, State of Oklahoma, to-wit:

    (1) A tract of land beginning at a point 165 feet north of the southwest corner of the Northeast Quarter of Northwest Quarter of Southeast Quarter (NE 1/4 NW 1/4 SE 1/4) of Section 28, Township 4 North, Range 6 East, Pontotoc County, Oklahoma, thence N0 DEG.09'01"W along the west line of said NE 1/4 NW 1/4 SE 1/4 a distance of 672.00 feet to a point on the south right of way line of State Highways 3 and 99; thence S89 DEG.40'06"E along said right of way line a distance of 100.00 feet; thence S0 DEG.09'01"E a distance of 422.00 feet; thence S89 DEG.40'06"E a distance of 150.00 feet; thence S0 DEG.09'01"E a distance of 250.00 feet; thence N89 DEG.40'06"W a distance of 250.00 feet to the point of beginning, containing 2.40 acres.

    The following described real property, situate, lying and being in the County of Pottawatomie, State of Oklahoma, to-wit:

    (1) A tract of land lying in the N 1/2 of the NW 1/4, Sec. 13, T10N, R3E, Pottawatomie County, Oklahoma, more particularly described as follows:

        Beginning at a point on the East line of the NW 1/4, Sec. 13, T10N, R3E 823 feet south of the NE corner of the N 1/2 of the NW 1/4, Sec. 13, T10N, R3E; thence South along the East line of said North half of the NW 1/4, Sec. 13, T10N, R3E 506.1 feet to the South line of said N 1/2 of the NW 1/4, Sec. 13, T10N, R3E; thence West along the South line of said N 1/2 of NW 1/4 of Sec. 13, T10N, R3E, a distance of 1281.85 feet to the Southerly right of way line of Kickapoo Street connection to U.S. Highway #270; thence Northeasterly along the Southerly right of way line of Kickapoo Street connection to U.S. Highway #270, a total distance of 1440.2 feet (Northeasterly on a curve to the right having a radius of 505 feet) a distance of 337.7 feet; thence North 58 DEG.57' East a distance of 151.7 feet; thence Northeasterly on a curve to the right having a radius of 1809.9 feet a distance of 836.1 feet; thence North 89 DEG.57' East a distance of 114.7 feet to the point of beginning and containing 10 acres more or less.

    The following described real property, situate, lying and being in the County of Seminole, State of Oklahoma, to-wit:

    (1) Tract of land described as beginning 583 feet west of the Northeast Corner of Section 21, Township 9 North, Range 6 East, thence west 100 feet, thence south 515 feet, thence east 100 feet, thence north 515 feet to point of beginning.

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
    The following described real property, situate, lying and being in the County of Woodward, State of Oklahoma, to-wit:

    (1) Lots 1 and 2 and the East 30 feet of Lot 3 in Block 82 of the Original Townsite of Woodward, Woodward County, Oklahoma according to the recorded plat.

                            IN THE STATE OF ARKANSAS

    The following described real property, situate, lying and being in the County of Sebastian, State of Arkansas, to-wit:

    (1) Part of the Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4) of Section 32, Township 8 North, Range 31 West, Sebastian County, Arkansas, more particularly described as follows:

        Commencing at the Southeast Corner of said Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4); thence North 88 degrees 08 minutes 00 seconds West, along the South line of said Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4), 425.0 feet to the POINT OF BEGINNING; thence North 88 degrees 08 minutes 00 seconds West, 903.3 feet to the Southwest corner of said Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4); thence North 02 degrees 30 minutes 19 seconds East, along the West line of said Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4), 330.0 feet; thence South 88 degrees 08 minutes 00 seconds East, parallel to the South Line of said Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4), 899.9 feet to a point 425.0 feet West of the East line of said Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4); thence South 01 degrees 54 minutes 25 seconds West,
       330.0 feet to the POINT OF BEGINNING, containing 6.83 acres, more or less, and being subject to easements of record. LESS AND EXCEPT all oil, gas, petroleum and other minerals in and under said property.

    (2) A tract of land situated in the Northwest Quarter (NW 1/4) of Section 5, Township 7 North, Range 32 West, more particularly described as follows:

        Commencing at a  point 3638.72  feet north  of the  southwest corner  of
       Section 5, Township 7 North, Range 32 West, said point being on the Arkansas-Oklahoma State Line; thence northerly along said State Line a distance of 60 feet; thence easterly at an angle of 90 degrees to said State Line a distance of 95 feet; thence southerly and parallel to said State Line a distance of 60 feet; thence westerly and at an angle of 90 degrees to said State Line a distance of 95 feet to the point or place of beginning.

    (3) All that part of the South 500 feet of the North half of the Southeast quarter of Section 3, Township 7 North, Range 32 West, lying west of Arkansas Highway 45 and East of the Missouri Pacific Railroad spur track, being more particularly described as follows:

        Beginning at the Southwest corner of the said N1/2 SE1/4; thence North 0 degrees 40 minutes 00 seconds West 192.46 feet to the East right of way line of the Missouri Pacific Railroad; thence North 9 degrees 12 minutes 06 seconds East along said right of way line 312.09 feet to a point
       500.00 feet North of the South line of said N1/2 SE1/4; thence North 89 degrees 25 minutes 32 seconds East parallel with the South line of said N1/2 SE1/4 2516.49 feet to the West right of way line of Arkansas Highway 45; thence South 0 degrees 12 minutes 43 seconds East along said highway right of way 301.05 feet to a point of curve; thence South 6 degrees 02 minutes 10 seconds East 199.88 feet along the chord of a curve to the left having a radius of 984.93 feet and an arc length of 200.23 feet to a point on the South line of said N1/2 SE1/4; thence South 89 degrees 25 minutes 32 seconds West 2586.29 feet to the point of beginning, containing 29.3193 acres, LESS AND EXCEPT those mineral rights conveyed to J.T. Stephens in a certain Mineral Deed dated November 9, 1959, recorded in book 139 page 47, and any other minerals and/or mineral interests.

    (4) Lots 1, 2, 3 and 4, Block "R", Fitzgerald Addition to City of Ft. Smith, Arkansas.

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